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                                                                 Exhibit 10.19.7
[LETTERHEAD OF GOVERNMENT OF
 CANADA APPEARS HERE]

                                                  WD PROJECT NO.:  A-93-WD-0461
                                                               CLAIM NO.: Eight
                                                                      AMENDMENT

                                               June 23, 1995

Mr. Ben Dulley
New Era Systems Services Ltd.
710 Esso Plaza, East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

We are pleased to advise you that a payment of $229,749 has been approved by the Western Diversification Program on the above project. A cheque for this amount has been requisitioned, and you may expect to receive it in the immediate future.

The payment is based on approved costs of $702,110. The method of calculating the amount of the payment is shown in the attached annex. This payment is based on the claim information submitted and is subject to possible future audit or review.

We also wish to acknowledge change in common shareholders:

From:
        David Benedict Dulley                  22,445
        Peter Gailer                           14,823
        HTS Holdings Ltd.                      42,250
        Less than 5% shareholdings            154,345
                                              -------
        Total                                 233,863
                                              -------

                                                               .../2
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                                                   WD PROJECT NO.: A-93-WD-0461
                                                               CLAIM NO.: Eight
                                                                      AMENDMENT


                                      -2-

TO:

     David Benedict Dulley                       21,345
     Peter Gailer                                14,823
     HTS Holdings Ltd.                           39,450
     Less than 5% shareholdings                 158,245
                                                -------

     Total                                      233,863
                                                -------

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

Enclosed are guidelines for your reference in preparing future Project Progress Reports. In addition we have also enclosed a Certificate of Compliance which we request you complete and submit with each future claim.

Should you have any questions about the payment or its calculation, please feel free to contact Mike Bowen at (403) 495-2017 or in his absence Barbara Hedstrom at (403) 495-6428.

Yours sincerely,


/s/ Fraser Spears
Fraser Spears
A/Director General
Program Implementation
Alberta Region

Att.